EXHIBIT 10.10(b)

                        AMENDMENT TO EMPLOYMENT AGREEMENT

       THIS AMENDMENT ("Amendment"), dated as of July 1, 2002, to the Employment Agreement, dated as of January 1, 2000, as amended (the "Agreement"), between The Estee Lauder Companies Inc., a Delaware corporation ("the "Company"), and Fred H. Langhammer, a resident of Scarsdale, New York (the "Executive").

                              W I T N E S S E T H:

       WHEREAS, the Executive and the Company are parties to the Agreement;

       WHEREAS, the Company and the Executive wish to amend the Agreement to adjust the compensation as set forth herein; and

       WHEREAS, the Company has offered, as good and valuable consideration, the extension of the term of the Agreement for an additional year, which the Executive has declined.

       NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree to amend the Agreement as follows:

1. BASE SALARY. For the fiscal year ending June 30, 2003, Base Salary shall be paid to the Executive at a rate equal to $1,900,000 per year. Such rate shall be "Base Salary" for that Contract Year for this purpose only. Base Salary shall remain unaffected for all other purposes of the Agreement.

2.     MISCELLANEOUS.

       a. Except as provided above, all other terms and conditions of the Agreement shall remain the same.

       b. Capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Agreement, except to the extent the term is modified herein.

       c. This Amendment shall be subject to, and governed by, the laws of the State of New York applicable to contracts made and to be performed therein.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment as of the date first written above.

                                          THE ESTEE LAUDER COMPANIES INC.



                                          By: /s/ ANDREW J. CAVANAUGH
                                              ----------------------------------
                                                  Name:  Andrew J. Cavanaugh
                                                  Title: Senior Vice President -
                                                         Global Human Resources

                                          /s/ FRED H. LANGHAMMER
                                          --------------------------------------
                                                  Fred H. Langhammer

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